Exhibit 10.4 to 2003 10-Q1

                   ASSIGNMENT AND RECHARACTERIZATION AGREEMENT

     ASSIGNMENT AND RECHARACTERIZATION AGREEMENT dated as of June 30, 2003 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Agreement") by and among CONVERGYS CORPORATION, an Ohio corporation (regarding the transactions evidenced by the Existing Operative Agreements, the "Existing Construction Agent" and the "Existing Lessee"), the various entities which are party to the Existing Participation Agreement as guarantors (regarding the transactions evidenced by the Existing Operative Agreements, the "Existing Guarantors"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), a national banking association, the various banks and other lending institutions listed on the signature pages hereto as existing holders of certificates issued with respect to the CRT Realty Trust 1998-1 (regarding the transactions evidenced by the Existing Operative Agreements, individually, an "Existing Holder" and collectively, the "Existing Holders"), the various banks and other lending institutions listed on the signature pages hereto as existing lenders with respect to the CRT Realty Trust 1998-1 (regarding the transactions evidenced by the Existing Operative Agreements, individually, an "Existing Lender" and collectively, the "Existing Lenders"), BANK OF AMERICA, N.A. (as successor to NationsBank, N.A.,), a national banking association, as the agent for the Existing Lenders and respecting the Existing Security Documents (hereinafter defined), as the agent for the Existing Lenders and the Existing Holders to the extent of their interests (regarding the transactions evidenced by the Existing Operative Agreements, the "Existing Agent"), CONVERGYS CORPORATION, an Ohio corporation (the "Lessee"), the various entities which are party hereto as guarantors (individually, a "Guarantor" and collectively, the "Guarantors"), WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation (the "Borrower" or the "Lessor"), the various financial institutions and other institutional investors which are parties to the Participation Agreement (hereinafter defined from time to time as purchasers of the Credit Notes (individually, a "Credit Note Purchaser" and collectively, the "Credit Note Purchasers"), the various banks and other lending institutions which are parties to the Participation Agreement (hereinafter defined) from time to time as mortgage lenders (individually, a "Mortgage Lender" and collectively, the "Mortgage Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent").

                                   WITNESSETH:
                                   -----------

     WHEREAS, various of the parties to this Agreement are parties to the Existing Participation Agreement, certain other Existing Operative Agreements, the Participation Agreement, or certain other Operative Agreements;

     WHEREAS, the parties to this Agreement wish to amend or modify certain agreements, instruments and other documents to which they are a party (or to which certain of them are a party) to permit the facility contemplated by the Existing Operative Agreements to be assigned and replaced by the facility contemplated by the Operative Agreements;

     WHEREAS, the Existing Lenders and Existing Holders have been requested to assign to the Lessor the Existing Notes and Existing Holder Certificates and, subject to the terms of this Agreement, their rights and obligations as the Existing Lenders and the Existing Holders pursuant to the Existing Operative Agreements and the Lessor desires to accept such assignments;

     WHEREAS, the Lessor, as the beneficial owner of one hundred percent of the Trust pursuant to such assignments referenced in the prior paragraph, desires to obtain, in connection with a termination of the Trust, the Owner Trustee's right, title and interest in and to the assets held by the Owner Trustee or in the Trust and except as otherwise provided, Lessor will assume certain of the Owner Trustee's obligations under the Existing Operative Agreements;

     WHEREAS, the Lessor desires (a) to merge the obligations assumed by the Lessor from the Owner Trustee and the Lessor's beneficial interest in the Existing Notes, the Existing Holder Certificates and the Existing Operative Agreements, (b) to continue to hold the assets of the Trust free and clear of the Liens created under the Existing Operative Agreements, but subject to the Liens created under the Operative Agreements and (c) to dissolve the Trust;

     WHEREAS, certain parties to this Agreement desire to amend and restate certain of the Existing Operative Agreements pursuant to the Operative Agreements; and

     WHEREAS, the relevant parties to this Agreement have agreed to modifications to the Existing Operative Agreements and such other changes that are necessary to accomplish the transaction as contemplated herein on the terms and conditions set forth herein and in the Operative Agreements.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                                   AGREEMENT:
                                   ---------

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in Appendix A to the Participation Agreement and the rules of usage set forth therein shall apply herein. The following terms shall have the meaning provided therefor in this
Section 1:

     "Assigned Facility" shall have the meaning provided therefor in Section 3 of this Agreement.

     "Assigning Parties" shall mean the Existing Lenders and the Existing
Holders.

     "Closing Date" shall mean June 30, 2003.

     "Existing Holder Certificates" shall have the meaning provided for the term "Certificates" in Appendix A to the Existing Participation Agreement.

     "Existing Notes" shall have the meaning provided for the term "Notes" in Appendix A to the Existing Participation Agreement.

     "Existing Operative Agreements" shall have the meaning provided for the term "Operative Agreements" in Appendix A to the Existing Participation Agreement.

     "Existing Participation Agreement" shall mean that certain Participation Agreement dated as of December 31, 1998 (as amended, modified, extended, supplemented, restated and/or replaced prior to the date hereof) by and among Convergys Corporation, an Ohio corporation, as the lessee and as the construction agent thereunder; the various parties thereto from time to time as guarantors: Wells Fargo Bank Northwest, National Association (as successor to First Security Bank, National Association), a national banking association, not individually, except as expressly stated therein, but solely as the Owner Trustee under the CRT Realty Trust 1998-1; the various banks and other lending institutions which are parties thereto from time to time as holders of certificates issued with respect to the CRT Realty Trust 1998-1; the various banks and other lending institutions which are parties thereto from time to time as lenders; and Bank of America, N.A.(as successor to NationsBank, N.A.,), a national banking association, as the agent thereunder.

     "Existing Parties" shall mean collectively the Financing Parties, the Lessee and the Guarantor, as each term is defined in Appendix A to the Existing Participation Agreement.

     "Existing Security Documents" shall have the meaning provided for the term "Security Documents" in Appendix A to the Existing Participation Agreement.

     "Existing Security Filings" shall mean collectively the "Lender Financing Statements," the "Lessor Financing Statements" and the "Mortgage Instruments" as such terms are defined in Appendix A to the Existing Participation Agreement.

     "Lessor Liens" shall have the meaning provided for the term "Lessor Liens" in Appendix A to the Existing Participation Agreement.

     "Owner Trustee" shall mean Wells Fargo Bank Northwest, National Association (as successor to First Security Bank, National Association), not individually, except as expressly stated in the Existing Operative Agreements, but solely in its capacity as the owner trustee of the Trust, and any successor, replacement or additional Owner Trustee expressly permitted under the Existing Operative Agreement or this Agreement.

     "Participation Agreement" shall mean the Participation Agreement dated as of June 30, 2003 by and among Convergys Corporation, as the lessee thereunder, the various entities which are parties thereto from time to time as guarantors thereunder, Wachovia Development

Corporation, as the borrower or the lessor thereunder, the various financial institutions and other institutional investors which are parties thereto from time to time as Credit Note Purchasers thereunder, the various banks and other lending institutions which are parties thereto from time to time as Mortgage Lenders thereunder and Wachovia Bank, National Association, as the agent for the Primary Financing Parties thereunder and respecting the security documents referenced therein, as the agent for the Secured Parties referenced therein.

     "Trust" shall mean the CRT Realty Trust 1998-1.

     "Trust Company" shall mean Wells Fargo Bank Northwest, National Association (as successor to First Security Bank, National Association), in its individual capacity.

     2. Assignment of Existing Notes and Existing Holder Certificates. On the Closing Date, the Lessor agrees to purchase an assignment of each Existing Note, each Existing Holder Certificate and, subject to the terms of this Agreement, the rights and obligations of the Existing Holders and the Existing Lenders under the Existing Operative Agreements from the Existing Lenders and Existing Holders, respectively, for a price equal to the amount set forth opposite such Assigning Party's name in Schedule 1 attached hereto. On the Closing Date, provided Lessor or a Person on Lessor's behalf has transferred the aggregate of all amounts set forth in Schedule 1 to the Existing Agent, on behalf of each Assigning Party, and such amount is received by the Existing Agent no later than 12:00 noon, Charlotte, North Carolina time, then each such Assigning Party shall convey its Existing Note, Existing Holder Certificate, and such other rights and obligations under the Existing Operative Agreements, as applicable, pursuant to the terms and conditions of Section 3 hereof.

     3.  Terms of Assignment of Existing Notes and Existing Holder Certificates.

         (a) Assignment. Each Assigning Party hereby irrevocably sells and assigns to the Lessor without recourse to such Assigning Party, and the Lessor hereby irrevocably purchases and assumes from each such Assigning Party without recourse to such Assigning Party, as of the Closing Date, a one hundred percent interest in and to each such Assigning Party's rights and obligations under the Existing Operative Agreements, except indemnity rights and payments regarding occurrences prior to the Closing Date (including without limitation obligations pursuant to Section 11 of the Existing Participation Agreement) due to such Assigning Party which shall be retained by the applicable Assigning Party (the "Assigned Facility").

         (b) Assigning Party Representations and Warranties. Each Assigning Party represents and warrants that the Assigning Party (i) is legally authorized to enter into this Agreement; (ii) had (as of the date of execution) the authority to execute the Existing Operative Agreements to which it is a party; (iii) has complied with, and not violated the terms of or failed to perform its obligations under, any of the Existing Operative Agreements; (iv) has no knowledge of any Default or Event of Default (as such terms are defined in Appendix A to the Existing Participation Agreement); (v) is the legal and beneficial owner of its right, title and interest assigned pursuant to this Agreement; (vi) has an outstanding principal amount equal to the amount assigned as referenced on

     Schedule 1; and (vii) has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim.

         Other than as set forth in the prior paragraph of this Section 3(b), each Assigning Party (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Existing Operative Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Existing Operative Agreements or any other instrument or document furnished pursuant thereto; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Trust, or any obligor or the performance or observance by the Trust, or any obligor of any of their respective obligations under the Existing Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; and (iii) attaches the Existing Note or Existing Holder Certificate, as applicable, held by it evidencing the Assigned Facility. Following the execution of this Agreement, a copy of it will be delivered to the Existing Agent for acceptance by it pursuant to the applicable provisions of the Existing Operative Agreements; such Agreement shall be effective as of the Closing Date.

         (c) Lessor Representations and Warranties. The Lessor (i) represents and warrants that it is legally authorized to enter into this Agreement;
     (ii) confirms that it has received copies of the Existing Operative Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon the applicable Assigning Party, the Existing Agent or any other Assigning Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (iv) subject to Section 7, appoints and authorizes the Existing Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Existing Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Existing Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Existing Operative Agreements to which such Assigning Party is a party and will perform in accordance herewith all the obligations which by the terms of the Existing Operative Agreements to which such Assigning Party is a party are required to be performed by it as a "Lender" or "Holder", as applicable, pursuant to the Existing Operative Agreements, including without limitation, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to Section 11.2(e) of the Existing Participation Agreement.

         (d) Payments to the Lessor. Upon such acceptance and recording of the assignment of the Existing Notes and the Existing Holder Certificates in the Existing Agent's register, from and after the Closing Date, the Existing Agent shall make all payments (except indemnity payments regarding occurrences prior to the Closing Date which shall be made to the applicable Assigning Party or other indemnified party pursuant to the Existing Operative Agreements) in respect of the Assigned Facility (including without limitation payments of principal, interest, fees and other amounts, except as otherwise expressly provided herein) to the Lessor whether such amounts have accrued prior to the Closing Date or accrue subsequent to the Closing Date. The Assigning Parties and the Lessor shall make all appropriate adjustments in payments by the Existing Agent for periods prior to the Closing Date or with respect to the making of this assignment directly between themselves.

         (e) Lessor as a Party. From and after the Closing Date, (i) the Lessor shall be a party to the applicable Existing Operative Agreements in place of each Assigning Party and, to the extent provided in this Agreement, have the rights and obligations of an Existing Lender and Existing Holder, as applicable, under the Existing Operative Agreements and shall be bound by the provisions thereof and (ii) each of the Assigning Parties shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Existing Operative Agreements.

     4. Assignment and Assumption of Lease and Other Existing Operative Agreements. The Owner Trustee hereby irrevocably transfers and assigns to the Lessor, and the Lessor hereby assumes, all of the Owner Trustee's right, title, interest and obligations under or with respect to each of the Existing Operative Agreements, including without limitation the Lease and each Lease Supplement, in each case as such terms are defined in the Existing Participation Agreement.

     5. Transfer of Trust Property. After the assignment of the Existing Notes and the Existing Holder Certificates to the Lessor, the Lessor directs, in connection with the termination and dissolution of the Trust, and the Lessee and each Guarantor consent to such direction, the Owner Trustee to take all necessary action to convey, assign and transfer to the Lessor all of its right, title and interest in and to all of the Owner Trustee's and the Trust's assets and all of the Owner Trustee's obligations and liabilities pursuant to the Existing Operative Agreements (provided, however, (a) such conveyance shall only include liabilities of the Owner Trustee incurred pursuant to and in compliance with the Existing Operative Agreements and not those of the Trust Company whether related to the Existing Operative Agreements or otherwise and (b) the Lessor shall not have any obligation to remove or take any other action with respect to Lessor Liens), in all cases free and clear of Lessor Liens arising prior to such conveyance, assignment and transfer, including without limitation the ownership, ground lease interest and all other right, title and interest in and to the real property, personal property, improvements, fixtures, and tangible and intangible property of the Owner Trustee or the Trust. The Owner Trustee shall promptly cause to be taken, executed, notarized, authorized, acknowledged, consented, and delivered, as applicable, all such further acts, conveyances, documents, instruments and assurances to complete the conveyance contemplated herein and to otherwise effectuate the intent and purpose of this Agreement.

     6. Release of Existing Security Filings and Existing Security Documents. Except as otherwise contemplated under the Operative Agreements, the Lessor and the Existing Agent hereby (a) release the Lien of the Existing Security Filings and Existing Security Documents and (b) direct the Owner Trustee to, and the Existing Agent and the Owner Trustee each agree to, promptly cause to be taken, executed, notarized, authorized, acknowledged, consented, and delivered, as applicable, all such further acts, conveyances, documents, instruments and assurances to complete the conveyances contemplated in Section 4 of this Agreement and to otherwise effectuate the intent and purpose of this Agreement.

     7. Merger and Termination of Trust; Amendment and Restatement of Transactions. Promptly after completion of the transactions contemplated by Sections 2 through 5 of this Agreement, the Lessor will be (a) the beneficial owner of the Existing Notes and the Existing Holder Certificates and (b) the obligor under the Existing Notes and the Existing Holder Certificates. As a result, the Lessor shall merge the obligations and the liabilities related to the Existing Notes and the Existing Holder Certificates and terminate the Existing Notes and the Existing Holder Certificates. After completion of the foregoing, the Trust shall not have a corpus and the parties hereto agree that the Lessor, acting both as the Owner Trustee and the beneficial owner of one hundred percent of the interests in the Trust, shall have the ability to and shall be automatically deemed to have dissolved the Trust without further action, provided the terms and conditions of the Existing Operative Agreements which are expressly stated to continue after the Trust has been dissolved or the Existing Notes and the Existing Holder Certificates are no longer outstanding shall continue and the Lessor shall be deemed to have properly replaced the Owner Trustee in the Existing Operative Agreements and as such the Lessor shall have the indemnities and other benefits set forth with respect to the Owner Trustee in the Existing Operative Agreements.

     Concurrent with the dissolution of the Trust referenced in the prior paragraph, certain of the Existing Operative Agreements shall be amended and restated by certain of the Operative Agreements. Those Existing Operative Agreements which are not so amended and restated shall automatically, without further action, be terminated.

     8. Resignation of Existing Agent. After the Existing Agent completes its other obligations under this Agreement, including without limitation its obligations pursuant to Section 5 hereof, then the Existing Agent shall be deemed to have resigned its capacity as "Agent" pursuant to the Existing Operative Agreements, and all parties to this Agreement hereby agree that such resignation shall be immediately effective notwithstanding any further or additional requirement in the Existing Operative Agreements to the contrary, including without limitation, the notice requirement in Section 7.9 of the Credit Agreement (as defined in Appendix A to the Existing Participation Agreement).

     9. Conditions Precedent and Subsequent. Notwithstanding anything contained herein to the contrary, this Agreement shall not be effective until
(a) each of the parties shall have received the executed counterpart signature page from each party set forth below and (b) the Participation Agreement and the other Operative Agreements specified by the Agent for execution on or prior to the Closing Date are effective and (c) all proceedings taken in connection with the transactions contemplated by this Agreement (including receipt of all amounts required to be paid to the Existing Agent in connection herewith) and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Moore & Van Allen PLLC.

     10. Continued Effectiveness of Operative Agreements. Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and shall remain in full force and effect.

     11. Direction to Owner Trustee. The Owner Trustee is hereby directed to enter into this Agreement and such other documents necessary to effectuate the intent of this Agreement.

     12. Miscellaneous.

         (a) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (b) Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart by telecopy shall be as effective as delivery of a manually executed counterpart hereto and shall constitute a representation that an original executed counterpart will be provided.

         (c) Headings. The headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. Unless otherwise stated, references to Sections made in this Agreement shall be interpreted as references to the applicable Section herein.

         (d) Fees and Expenses. The Lessee agrees to pay or reimburse all reasonable costs and expenses of the Existing Agent, the Lessor and the Owner Trustee in connection with the preparation, execution and delivery of this Agreement and any documents or instruments related hereto, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

         (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS), EXCEPT TO THE EXTENT THE LAWS OF A STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

         (f) JURISDICTION, VENUE AND ARBITRATION. THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO ACTIONS AND PROCEEDINGS ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         (g) Further Assurances. The provisions of the Participation Agreement relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

         (h) Agreement. This Agreement shall not be terminated, amended, supplemented, waived, modified or discharged except by an instrument in writing executed by the party against which enforcement is sought.

         [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.


EXISTING OPERATIVE AGREEMENT PARTIES:


WITNESSES:                              CONVERGYS CORPORATION, as the Existing
                                        Construction Agent and as the Existing
                                        Lessee


By: /s/ Frederick W. Kindel             By: /s/ William R. Coleman
   -------------------------------         -----------------------------------
Name (Printed): Frederick W. Kindel     Name:  William R. Coleman
               -------------------           ---------------------------------
                                        Title: V.P. & Treas.
                                              --------------------------------
By: /s/ Mary Shaw Nurre
   -------------------------------
Name (Printed): Mary Shaw Nurre
               -------------------


                           (signature pages continue)

WITNESSES:                              CONVERGYS CUSTOMER MANAGEMENT GROUP
                                        INC., as an Existing Guarantor

By: /s/ Frederick W. Kindel             By: /s/ William R. Coleman
   -------------------------------         -----------------------------------
Name (Printed): Frederick W. Kindel     Name:  William R. Coleman
               -------------------           ---------------------------------
                                        Title: V.P. & Treas.
                                              --------------------------------
By: /s/ Mary Shaw Nurre
   -------------------------------
Name (Printed): Mary Shaw Nurre
               -------------------


                           (signature pages continue)

WITNESSES:                              CONVERGYS INFORMATION MANAGEMENT GROUP
                                        INC., as an Existing Guarantor


By: /s/ Frederick W. Kindel             By: /s/ William R. Coleman
   --------------------------------        -----------------------------------
Name (Printed): Frederick W. Kindel     Name:  William R. Coleman
               --------------------          ---------------------------------
                                        Title: V.P. & Treas.
                                              --------------------------------
By: /s/ Mary Shaw Nurre
   --------------------------------
Name (Printed): Mary Shaw Nurre
               --------------------


                           (signature pages continue)

WITNESSES:                              WELLS FARGO BANK NORTHWEST, NATIONAL
                                        ASSOCIATION (as successor to First
By: /s/ Krystal Bagshaw                 Security Bank, National Association),
   ------------------------------       not individually, except as expressly
Name (Printed): Krystal Bagshaw         stated herein, but solely as the Owner
               ------------------       Trustee under the CRT Realty Trust
                                        1998-1


By: /s/ Janeen R. Higgs                 By: /s/ Val T. Orton
   ------------------------------          -----------------------------------
Name (Printed): Janeen R. Higgs         Name:  Val T. Orton
               ------------------            ---------------------------------
                                        Title: Vice President
                                              --------------------------------


                           (signature pages continue)

WITNESSES:                              BANK OF AMERICA, N.A. (as successor to
                                        NationsBank, N.A.), as an Existing
                                        Lender, as an Existing Holder and as
                                        the Existing Agent


By: /s/ Edward Wilson                   By: /s/ John E. Williams
   ----------------------------            -----------------------------------
Name (Printed): Edward Wilson           Name:   John E. Williams
               ----------------              ---------------------------------
                                        Title:  Managing Director
                                              --------------------------------
By: /s/ Sarah Mitchell
   ----------------------------
Name (Printed): Sarah Mitchell
               ----------------


                           (signature pages continue)

WITNESSES:                              BANK ONE NA, as an Existing Lender and
                                        as an Existing Holder


By:                                     By: /s/ Jennifer L. Jones
   ----------------------------            -----------------------------------
Name (Printed):                         Name:   Jennifer L. Jones
               ----------------              ---------------------------------
                                        Title:  Director
                                              --------------------------------
By:
   ----------------------------
Name (Printed):
               ----------------


                           (signature pages continue)

WITNESSES:                              SUNTRUST BANK, as an Existing Lender
                                        and as an Existing Holder


By: /s/ Margaret Dempster               By: /s/ Brian M. Davis
   ----------------------------            -----------------------------------
Name (Printed): Margaret Dempster       Name:   Brian M. Davis
               ----------------              ---------------------------------
                                        Title:  Director
                                              --------------------------------
By: /s/ Andrew S. Lee
   ----------------------------
Name (Printed): Andrew S. Lee
               ----------------


                           (signature pages continue)

OPERATIVE AGREEMENT PARTIES:


WITNESSES:                              CONVERGYS CORPORATION, as the Lessee


By: /s/ Frederick W. Kindel             By: /s/ William R. Coleman
   --------------------------------        -----------------------------------
Name (Printed): Frederick W. Kindel     Name:   William R. Coleman
               --------------------          ---------------------------------
                                        Title:  V.P. & Treas
                                              --------------------------------
By: /s/ Mary Shaw Nurre
   ----------------------------
Name (Printed): Mary Shaw Nurre
               ----------------


                           (signature pages continue)

WITNESSES:                              CONVERGYS CUSTOMER MANAGEMENT GROUP
                                        INC., as a Guarantor


By: /s/ Frederick W. Kindel             By: /s/ William R. Coleman
   ----------------------------            -----------------------------------
Name (Printed):  Frederick W. Kindel    Name:  William R. Coleman
               ---------------------         ---------------------------------
                                        Title: V.P. & Treas
                                              --------------------------------
By: /s/ Mary Shaw Nurre
   ----------------------------
Name (Printed): Mary Shaw Nurre
               ----------------

                           (signature pages continue)

WITNESSES:                              CONVERGYS INFORMATION MANAGEMENT GROUP
                                        INC., as a Guarantor


By: /s/ Frederick W. Kindel             By: /s/ William R. Coleman
   ----------------------------            -----------------------------------
Name (Printed): Frederick W. Kindel     Name: William R. Coleman
               --------------------          ---------------------------------
                                        Title: V.P. & Treas
                                              --------------------------------
By: /s/ Mary Shaw Nurre
   ----------------------------
Name (Printed): Mary Shaw Nurre
               ----------------

                           (signature pages continue)

WITNESSES:                              WACHOVIA DEVELOPMENT CORPORATION, as
                                        the Borrower and as the Lessor


By: /s/ David Yorker                    By: /s/ Evander S. Jones, Jr.
   ----------------------------            -----------------------------------
Name (Printed): David Yorker            Name: Evander S. Jones, Jr.
               ----------------              ---------------------------------
                                        Title: Vice President
                                              --------------------------------
By: /s/ Roger Shreero
   ----------------------------
Name (Printed): Roger Shreero
               ----------------

                           (signature pages continue)

WITNESSES:                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as the Agent


By: /s/ Gabrielle Braverman             By: /s/ Weston R. Garrett
   ----------------------------            -----------------------------------
Name (Printed): Gabrielle Braverman     Name: Weston R. Garrett
               --------------------          ---------------------------------
                                        Title: Vice President
                                              --------------------------------
By: /s/ John Altymeyer
   ----------------------------
Name (Printed): John Altymeyer
               ----------------

                           (signature pages continue)

WITNESSES:                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as the Mortgage Lender


By: /s/ Gabrielle Braverman             By: /s/ Lynwood Brewer
   ----------------------------            -----------------------------------
Name (Printed): Gabrielle Braverman     Name: Lynwood Brewer
               --------------------          ---------------------------------
                                        Title: Vice President
                                              --------------------------------
By: /s/ Doug Hart
   ----------------------------
Name (Printed): Doug Hart
               ----------------

                           (signature pages continue)

WITNESSES:                              METROPOLITAN LIFE INSURANCE COMPANY,
                                        as a Credit Note Purchaser


By:                                     By: /s/ Judith A. Gulotta
   ----------------------------            -----------------------------------
Name (Printed):                         Name: Judith A. Gulotta
               ----------------              ---------------------------------
                                        Title:
                                              --------------------------------
By:
   ----------------------------
Name (Printed):
               ----------------

                           (signature pages continue)

WITNESSES:                             GENERAL ELECTRIC ASSURANCE COMPANY,
                                       as a Credit Note Purchaser


By: /s/ Scott Sell                     By:  GE Asset Management Incorporated,
   ----------------------------             its investment manager
Name (Printed): Scott Sell
               ----------------


By: /s/ Vanessa Ritter                 By: /s/ Stephen De Motto
   ----------------------------           -----------------------------------
Name (Printed): Vanessa Ritter         Name: Stephen De Motto
               ----------------             ---------------------------------
                                       Title: Vice President-Private Investments
                                             -----------------------------------

                           (signature pages continue)

WITNESSES:                             EMPLOYERS REINSURANCE CORPORATION, as
                                       a Credit Note Purchaser


By: /s/ Scott Sell                     By:  GE Asset Management Incorporated,
   ----------------------------             its investment manager
Name (Printed): Scott Sell
               ----------------


By: /s/ Vanessa Ritter                 By: /s/ Stephen De Motto
   ----------------------------           -----------------------------------
Name (Printed): Vanessa Ritter         Name: Stephen De Motto
               ----------------             ---------------------------------
                                       Title: Vice President-Private Investments
                                             -----------------------------------

                              (signature pages end)

Exhibit 10.4 to 2003 10-Q1


                                   Schedule 1
                                   ----------

--------------------------------------------------------------------------------------------------------

                                    Loan Principal      Interest /     Fees / Breakage
         Party                     / Holder Amount     Holder Yield        / Other           Total
--------------------------------------------------------------------------------------------------------
Bank of America, N.A
 (as successor to NationsBank,
 N.A.,), as an Existing Tranche
 A Lender                          $ 29,511,768.78   $     65,934.20   $     23,211.61   $ 29,600,914.59
--------------------------------------------------------------------------------------------------------
Bank of America, N.A
 (as successor to NationsBank,
 N.A.,), as an Existing Tranche
 B Lender                          $  4,146,465.79   $      9,263.91   $      3,732.97   $  4,159,462.67
--------------------------------------------------------------------------------------------------------
Bank of America, N.A
 (as successor to NationsBank,
 N.A.,), as an Existing Holder     $  1,040,976.35   $      3,236.56   $      3,172.04   $  1,047,384.95
--------------------------------------------------------------------------------------------------------
Bank One NA, as an Existing
 Tranche A Lender                  $ 16,765,081.32   $     37,455.98   $      9,562.80   $ 16,812,100.10
--------------------------------------------------------------------------------------------------------
Bank One NA, as an Existing
 Tranche B Lender                  $  2,355,527.27   $      5,262.64   $      1,347.21   $  2,362,137.12
--------------------------------------------------------------------------------------------------------
Bank One NA, as an Existing
 Holder                            $    591,359.02   $      1,838.64   $      1,577.08   $    594,774.74
--------------------------------------------------------------------------------------------------------
SunTrust Bank, as an Existing
 Tranche A Lender                  $  8,384,959.94   $     18,733.41   $      3,990.49   $  8,407,683.84
--------------------------------------------------------------------------------------------------------
SunTrust Bank, as an Existing
 Tranche B Lender                  $  1,178,105.21   $      2,632.07   $      1,683.90   $  1,182,421.18
--------------------------------------------------------------------------------------------------------
SunTrust Bank, as an Existing
 Holder                            $    295,764.90   $        919.58   $      1,968.27   $    298,652.75
--------------------------------------------------------------------------------------------------------
Wells Fargo Bank Northwest,
 National Association, as Owner
 Trustee                                                               $        450.00   $        450.00
--------------------------------------------------------------------------------------------------------